UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 15, 2023
CROCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

13601 Via Varra
Broomfield,	Colorado	80020
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CROX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.45) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2023, the Board of Directors (the “Board”) of Crocs, Inc. (the “Company”), pursuant to the Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company, approved an increase of the size of the Board from eight directors to nine directors, and appointed each of John Replogle and Neeraj Tomlare to the Board, to serve as a Class II director and Class III director, respectively, in each case, effective January 1, 2024.

The Board also appointed Mr. Replogle to serve on the Environmental, Social and Governance Steering Committee of the Board and Mr. Tomlare to serve on the Audit Committee of the Board (the “Audit Committee”).

As compensation for service on the Board, each of Mr. Replogle and Mr. Tomlare will receive the Company’s standard compensation for non-employee directors, prorated for their respective time of service. There are no understandings or arrangements with any person pursuant to which either of Mr. Replogle or Mr. Tomlare was selected as a director, and neither of Mr. Replogle nor Mr. Tomlare is party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Board considered the independence of each of Mr. Replogle and Mr. Tomlare under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards and concluded that each of Mr. Replogle and Mr. Tomlare is an independent director under the applicable Nasdaq standards and that Mr. Tomlare has the requisite independence and financial literacy to serve as a member of the Audit Committee under applicable Nasdaq listing standards and Securities and Exchange Commission rules.

Item 7.01. Regulation FD Disclosure.

On December 18, 2023, the Company issued a press release announcing the appointment of each of Mr. Replogle and Mr. Tomlare. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Crocs, Inc. press release dated December 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: December 18, 2023	By:	/s/ Daniel P. Hart
Daniel P. Hart
Executive Vice President, Chief Legal and Risk Officer

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